SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event report) August 15, 2007.
ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)
PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

0-26366	23-2812193
(Commission File Number)	(IRS Employer Identification Number)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of Principal Executive Office)	(Zip Code)
610-668-4700
(Issuer’s telephone number, including area code)
N/A
(Former Name or Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 15, 2007, Samuel M. Goldstein, CPA was appointed to the Board of Directors of Royal Bancshares of Pennsylvania, Inc. and its wholly owned subsidiary Royal Bank America.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Bancshares of Pennsylvania, Inc.
Dated: August 21, 2007	/s/ Gregg J. Wagner
Gregg J. Wagner
Chief Financial Officer